Exhibit 99.1 Corporate Presentation November 2021

Forward Looking Statements Certain of the statements made in these slides and the accompanying oral presentation are forward looking, including those relating to Neoleukin’s business, strategy, future operations, advancement of its product candidates and product pipeline, clinical development of its product candidates, including expectations regarding timing of regulatory submissions and initiation of clinical trials, regulatory requirements for initiation of clinical trials and registration of product candidates, properties of its product candidates, availability of data, the use and sufficiency of its cash resources and other statements containing the words “anticipate,” “believe,” “expect,” “may,” “plan,” “project,” “potential,” “will,” “would,” “could,” “continue,” and similar expressions. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: whether results of early clinical trials or preclinical studies will be indicative of the results of future trials, the adequacy of any clinical models, uncertainties associated with regulatory review of clinical trials; our ability to identify or acquire additional clinical candidates, our ability to obtain and maintain regulatory approval for any product candidates and the potential safety, efficacy or clinical utility of or any product candidates; further impacts of COVID-19 on our operations; and other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 as filed with the Securities and Exchange Commission. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. More information about the risks and uncertainties faced by the Company is contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent reports, filed with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. © Neoleukin Therapeutics. All Rights Reserved 2

Leader in Therapeutic Protein Design First Program: Cancer Immunotherapy Platform technology: computational 2018 FOUNDED protein design methods for creating de TM novo Neoleukin cytokine mimetics 2019 PUBLIC NL-201 program: highly potent, non- 2020 alpha, combined IL-2 and IL-15 receptor SEATTLE NL-201 IND WA agonist for cancer immunotherapy NASDAQ: NLTX 2021 PHASE 1 Expanding opportunities: building expertise in de novo protein therapeutics 2022 for cancer and inflammation BROADEN STRATEGY 3 © Neoleukin Therapeutics. All Rights Reserved

TM Neoleukin Progress in 2021 • Moved into new headquarters in Seattle (~33,000 sq ft) • Initiated Phase 1 clinical trial in solid tumors for NL-201 • Plan to initiate hematologic malignancy trial in 2022 • Presented preclinical IL-2/IL-15 inhibitor molecule for inflammatory conditions • Executive leadership: Priti Patel, CMO; Bill Arthur, VP, Head of Research • Added expertise in CMC and Clinical (~100 FTE) • Continuing to build our pipeline and technology © Neoleukin Therapeutics. All Rights Reserved. 4

Leadership Team Priti Patel, M.D., M.S. Robert Ho Jonathan Drachman, M.D. Chief Financial Officer Chief Medical Officer Chief Executive Officer Prior: AstraZeneca, Acerta Pharma Prior: Morgan Stanley & Co., DaVita Prior: CMO, EVP R&D, Seagen Bill Arthur, Ph.D. Carl Walkey, Ph.D. Holly Vance, J.D., Pharm.D. Samantha Willing VP & Head of Research Senior VP, Corporate Development General Counsel Senior VP, People Prior: Seagen, Merck & Co. Prior: Postdoctoral Fellow, UW-IPD Prior: Gates Foundation Prior: Seagen, Microsoft © Neoleukin Therapeutics. All Rights Reserved. 5

NL-201: *De Novo* IL-2/IL-15 Agonist

Designed to retain benefits of IL-2 without drawbacks

- 100% non-alpha: no residual alpha subunit binding
- No bias toward T-regulatory or endothelial cells
- More potent than IL-2 *and* IL-15
- Activates CD8+ naïve T-cells *and* NK cells
- Hydrophilic, compact, increased thermal stability





α
Normalized response
1.0
0.8
0.6
0.4
0.2
0.0
10^{-10}
10^{-8}
10^{-6}
Concentration (M)
β
γ
Normalized response
0.6
0.4
0.2
0.0
10^{-10}
10^{-8}
10^{-6}
Concentration (M)
Neoleukin-2/15
hIL-2

Source: Silva et al. *Nature*, 565, 186-191 (2019)

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© Neoleukin Therapeutics. All Rights Reserved.

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IL-2 Binds Strongly to Non-Target Cells, Causing Toxicity and Limiting Efficacy IL-2 IL-2 IL-2 αγγ ββ Off-Target Cells Effector Cells Toxicity & Antitumor Activity Less Efficacy © Neoleukin Therapeutics. All Rights Reserved. 7

TM Building a Neoleukin Cytokine Mimetic in 4 Steps 1 2 4 3 Identify regions of Develop an accurate Design an Assign optimal intermolecular contact structural model idealized topology amino acid sequence of the target © Neoleukin Therapeutics. All Rights Reserved. 8

Crystal Structure Shows Neo-2/15 Binding Beta/Gamma as Predicted IL-2 RECEPTOR 14% ALPHA Neo-2/15 conserved sequence IL-2 IL-2 RECEPTOR IL-2 RECEPTOR IL-2 RECEPTOR IL-2 RECEPTOR BETA GAMMA GAMMA BETA Source: Silva et al. Nature, 565, 186-191 (2019) © Neoleukin Therapeutics. All Rights Reserved. 9

NL-201 Stimulates CD8 Effector T and NK Cells More Selectively Than IL-2



CD8 Signaling
IL-2
NL201
Mean pSTAT5
3,000
2,500
2,000
1,500
11X
0.0001
0.001
0.01
0.1
1
10
100
1,000
Treatment (nM)
NK Signaling
2,750
2,500
2,250
2,000
1,750
1,500
3.1X
Treatment (nM)
Treg Signaling
5,000
4,000
3,000
2,000
31X
Treatment (nM)

- NL-201 is ~330-fold and ~90-fold more selective for CD8+ T and NK cells (vs. Tregs) than IL-2, respectively

Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020

1) STAT5 phosphorylation in CD8+ T cells, NK cells, and Tregs was measured by flow cytometry using PBMCs from 10 healthy human donors. Proliferation was evaluated using Ki67.

© Neoleukin Therapeutics. All Rights Reserved.

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NL-201 Stimulates Dose-Dependent CD8:Treg and NK:Treg Proliferation More Potently Than IL-2 Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020 1) NL-201 vs IL-2: * p<0.05; ** p<0.01; *** p<0.001; **** p<0.0001 © Neoleukin Therapeutics. All Rights Reserved. 11

NL-201: is Well Tolerated and Promotes Durable Antitumor Activity CT26: syngeneic colon cancer model • NL-201 is well-tolerated at therapeutic doses • NL-201 treatment exhibits single-agent activity • NL-201 promotes durable anti-tumor immunity Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020 1) Study in a checkpoint inhibitor-resistant CT26 colon cancer murine model. © Neoleukin Therapeutics. All Rights Reserved. 12

NL-201 Demonstrates Robust Single-Agent Activity in Multiple Tumor Models 1) NL-201 was administered QWx2 when tumors reached ~100mm3. Tumor growth inhibition (TGI) is reported in each graph vs. control. 2) NL-201 treatment inhibited tumor growth in all models: NL-201 significantly inhibited tumor growth in models that are typically refractory to anti-PD-1 checkpoint inhibitors. Walkey et. al, AACR Virtual Annual Meeting II, Abstract #4518, June 2020 © Neoleukin Therapeutics. All Rights Reserved. 13

NL-201 Shows Minimal Immunogenicity in NHPs • ADAs were detectable in: 3/10 NHPs at 5µg/kg; 1/6 NHPs at 15µg/kg; 0/10 NHPs at 50µg/kg NL-201 • 3 of 4 ADA+ NHPs were at or below the low positive control (LPC) level Abstract #4518, Walkey et. al, AACR Virtual Annual Meeting II, June 2020 © Neoleukin Therapeutics. All Rights Reserved. 14

Similar Pharmacodynamics and Tolerability Observed in ADA+ vs ADA- NHPs Adapted from Abstract #4518, Walkey et. al, AACR Virtual Annual Meeting II, June 2020 © Neoleukin Therapeutics. All Rights Reserved. 15

NL-201 Phase 1 Clinical Trial in Solid Tumors ● IV, monotherapy in patients with relapsed or refractory solid tumors ● Part 1: Identify optimal dose and schedule; assess safety, PK, PD, and antitumor activity ● Part 2: Indication-specific expansion cohorts, including renal cell carcinoma and melanoma ● Clinical sites in Australia, U.S. and Canada ● Enrollment up to 120 patients ● Interim data expected in 2022 Naing et al, SITC Nov 2021 © Neoleukin Therapeutics. All Rights Reserved 16

NL-201: Broad Clinical Opportunity ● Plan to initiate a trial for patients with heme malignancies in 2022 ○ IL-2 and IL-15 have activity in multiple B-cell lineage preclinical models ○ Abstract to be presented at ASH 2021 (Atlanta, GA) on antitumor activity of NL- 201 in multiple myeloma ● Future opportunities to combine with checkpoint inhibitors, monoclonal antibodies, cellular therapies, and other standard-of-care agents ● Potential advantages of NL-201 local administration presented at SITC 2021 © Neoleukin Therapeutics. All Rights Reserved 17

NL-201 Turns ‘Cold’ Tumor ‘Hot’ Augments inflammatory milieu in preclinical B16 melanoma model NL-201: • increases T-cell diversity in the tumor microenvironment • augments IFNγ and granzyme B expression in T-cells • synergizes with anti-PD1 to inhibit tumor growth Mortales et. Al, SITC 2021, Abstract #716, Nov 2021 © Neoleukin Therapeutics. All Rights Reserved. 18

NL-201 Upregulates PD-1 Expression by CD8+ T Cells • NL-201 induces concentration- dependent PD-1 expression by CD8+ T cells • Combining NL-201 with a checkpoint inhibitor may overcome PD-L1 mediated T cell inhibition Walkey et. Al, SITC 2020, Abstract #576, November 2020 © Neoleukin Therapeutics. All Rights Reserved. 19

NL-201 Enhances Activity of Checkpoint Inhibitors in Preclinical Models

- NL-201 enhances activity of CPIs in breast and kidney cancer models
- Combination with NL-201 beneficial in CPI-resistant syngeneic tumors



EMT-6 (Breast)
% Surviving
100
80
60
40
20
0
7/9 tumor-free
Vehicle
αPD-1
NL-201
NL-201 + αPD-1
0
7
14
21
28
35
42
Study Day

p=0.0029: αPD-1 vs NL-201 + αPD-1
p<0.0001: NL-201 vs NL-201 + αPD-1



Renca (Kidney)
% Surviving
100
80
60
40
20
0
5/9 tumor-free
Vehicle
αPD-1 + αCTLA-4
NL-201
NL-201 + αPD-1 + αCTLA-4
0
7
14
21
28
35
42
Study Day

p=0.0001: αPD-1 + αCTLA-4 vs NL-201 + αPD-1 + αCTLA-4
p=0.0006: NL-201 vs NL-201 + αPD-1 + αCTLA-4

NL-201: 90µg/kg QWx2
αPD-1: 10mg/kg BiWx6
αCTLA-4: 10gm/kg BiWx6
Treatment began when tumors reached ~90mm³

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Promising NL-201 Preclinical Combinations In Vivo

Enhanced antitumor activity with CAR-T cells and antibodies

RAJI Lymphoma Model



Tumor radiance
10^7
10^6
10^5
10^4
10^3
D-1
D6
D15
D22
D28
D35
D49
Days post T cell infusion

Subcurative doses of CAR-T cells combined with NL-201 achieve deep tumor control and 100% survival

NL-201 enhances intratumoral CD8:Treg ratios (~1000x vs. ~50x for IL-2)

Leung et. al, AACR Annual Meeting II, Abstract #2222, June 2020

B16 Melanoma Model



p<0.0001
p<0.05
5000
4000
3000
2000
1000
0
375µg/kg
TA99
NL-201
TA99 + NL-201

NL-201 + TA99 (mAb) significantly improved tumor growth inhibition when combined

Walkey et. Al, SITC 2020, Abstract #576, November 2020

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Intratumoral NL-201: Local and Distant Antitumor Activity with Improved Tolerability Tolerability Tumor Outgrowth ✱ p=0.0466 2500 ✱✱ p=0.0081 Vehicle IT (R) Vehicle (R) 100 Vehicle IT (L) ✱ p=0.0184 Vehicle (L) 20 10 μg IV (R) 2000 ✱✱ 10µg IV (R) p=0.0036 10 μg IV (L) 10µg IV (L) 2 μg IT (R) 1500 2µg IT (R) 2 μg IT (L) 10 μg IT (R) 0 2µg IT (L) 50 10 μg IT (L) 1000 10µg IT (R) 10µg IT (L) 500 -20 0 0 9 16 23 30 37 9 16 23 30 37 44 51 58 65 Study Day Study Day • CT26 syngeneic tumor model with bilateral tumor implants • IT (R only) or IV NL-201 administered q7dx2 • 10 mcg IV exceeded 20% weight loss in some mice Tatalick et al, SITC 2021, Abstract #898, November 2021 © Neoleukin Therapeutics. All Rights Reserved. 22 Vehicle µ 2 g IT 10µg IV µ 10 g IT 3 Tumor Volume (mm ) Percentage Change in Body Weight (%) 3 Proportion of Tumors <1000 mm (%)

TM Neoleukin Cytokine Mimetics are Hyperstable and Easily Modified Able to withstand extreme conditions Able to adjust half-life or tune affinity Can use with targeting domain to improve biodistribution Can be conditionally activated in the tumor microenvironment Can be modified to make cytokine antagonists for inflammatory and autoimmune diseases Source: Silva et al. Nature, 565, 186-191 (2019) © Neoleukin Therapeutics. All Rights Reserved. 23

Neo-5171: A computationally designed de novo protein inhibitor of IL-2 and IL-15 signaling • Potent inhibitor of CD8 T-cell proliferation and IFN-γ production • Resistant to proteases and low pH • Less impact on T-regulatory cells R. Swanson et. al. Am. Coll Rheum. (ACR) 2021; Abstract 1438, Nov 2021 © Neoleukin Therapeutics. All Rights Reserved. 24

Neo-5171-Fc prolongs survival in a preclinical model of graft-vs-host disease (GVHD)


Vehicle (PBS)
Neo-5171-Fc 20 mg/kg
Neo-5171-Fc 2 mg/kg
Percent survival
100
75
50
25
0
1
5
9
13
17
21
25
29
33
37
41
Study Day
5/8
4/8
0/8

- Immunodeficient NSG mice were irradiated and received 10 million human PBMC, Day -1
- Intraperitoneal dosing with Neo-5171-Fc q3d, beginning on Day 0
- Mice were euthanized when experiencing >20% body weight loss
- 62.5% of mice survived at study end (Day 42)

R. Swanson et. al. Amer Coll Rheum (ACR) 2021; Abstract 1438, Nov 2021

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De Novo Split Technology - Conditionally Active IL-2 Mimetic


Neo-2/15 **Part-A**
Neo-2/15 **Part-B**
Reconstituted Neo-2/15
IL2-Rβ
IL2-Rɣ


Cell signaling
(murine CTLL2 cells)
Normalized pSTAT5 MFI
100
50
0
10-12
10-10
10-8
10-6
Concentration (M)
Neo-2/15
Part A
Part B
Part A + B

Quijano-Rubio et. Al., AACR Virtual Annual Meeting II, Abstract #1075, Jun/2020

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Targeted Split Neo-2/15 Increases Therapeutic Window



Percent Survival
100
50
0
0
10
20
30
40
50
2/5
tumor free
Days after tumor inoculation
PBS
αPDL1-Neo-2/15 (0.43 nmol)
Untargeted-Part A + Untargeted-Part B (8 nmol)
αPDL1-Part A + αPDL1-Part B (8 nmol)



Weight change D12
% Weight change
10
5
0
-5
-10
-15

Notes:

1) C57BL/6J mice bearing B16 PDL1Hi melanoma cells in flank.
2) All groups were co-treated biweekly with Ta99 mAb (150µg/mice)
3) Targeted Neo-2/15 variants and Part-A fusions administered i.p.; Part-B fusions administered s.c. opposite flank of tumor

Quijano-Rubio et. Al., AACR Virtual Annual Meeting II, Abstract #1075, Jun/2020

© Neoleukin Therapeutics. All Rights Reserved.

27

Functional De Novo Proteins Better Therapies by Design 2020 2019 Article | Published: 4 December 2020 • Scientific founders are world leaders in de novo protein design • Technology originated at University of Washington Institute for Protein Design • Exclusive license obtained for commercialization of NL-201 and other de novo protein assets © Neoleukin Therapeutics. All Rights Reserved. 28

De Novo Platform Potential – COVID-19

SARS-CoV-2 uses **ACE2** as a receptor to gain access to and infect cells


ACE2
Spike protein
Cell
Virus

NL-CVX1 - *de novo* ACE2 decoy:
- *Binds to SARS-CoV2 spike protein*
- *Inhibits viral infection in vitro*
- *Designed, tested, optimized in ~10 weeks*


NL-CVX1
ACE2
Spike protein
Cell
Virus

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NL-CVX1 – De Novo Protein Decoy De novo design of potent and resilient hACE2 decoys to neutralize SARS-CoV-2 T. W. Linsky et. al. Science. 10.1126/science.abe0075 (2020) © Neoleukin Therapeutics. All Rights Reserved. 30

Financial Highlights & Upcoming Milestones Financial ● $154.9 million cash & cash equivalents as of September 30, 2021 ● Cash and cash equivalents expected to fund operations into 2H 2023 1 ● 42.4M common shares outstanding and 12.7M pre-funded warrants Upcoming Milestones ● Expect to release NL-201 interim phase 1 data in 2022 ● Plan to initiate phase 1 heme malignancy trial for NL-201 1 Warrants to purchase common shares 1:1 with an exercise price of $0.000001 as of September 30, 2021. © Neoleukin Therapeutics. All Rights Reserved. 31

Improving on nature. Designing for life.